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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 11, 1996

   Advanta Mortgage Conduit Services, Inc. (as sponsor under the Pooling and Servicing Agreement, dated as of September 1, 1996, providing for the issuance of Advanta Mortgage Loan Trust)


                      Advanta Mortgage Loan Trust 1996-3
            (Exact name of registrant as specified in its charter)


                      New York                                  33-99510                    Application Pending
- --------------------------------------------------      ----------------------      ----------------------------------
           (State or Other Jurisdiction of                  (Commission File                  (I.R.S. Employer
                   Incorporation)                                Number)                    Identification No.)


            c/o Advanta Mortgage Conduit                                                           92127
                   Services, Inc.                                                   ----------------------------------
              Attention: Milton Riseman
              16875 West Bernardo Drive                                                          (Zip Code)
                San Diego, California
      (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (619) 674-1800


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Item 5.  Other Events

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in the Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement for the Advanta Mortgage Loan Trust 1996-3 is attached hereto as Exhibit 23.1.

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of Financial Guaranty Insurance Company as of June 30, 1996 are attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable.


                  (c)      Exhibits

                           Exhibit No.

                           23.1             Consent of KPMG Peat Marwick LLP

                           99.1 Audited Financial Statements of FGIC as of December, 1995 and December 1994.

                           99.2 Unaudited Financial Statements of FGIC as of June 30, 1996.

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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADVANTA MORTGAGE LOAN


                                                     By:/s/ Mark Casale
                                                        -----------------------
                                                     Name:    Mark Casale
                                                     Title: Vice-President


Dated:  September 16, 1996



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                                 EXHIBIT INDEX



Exhibit No.                Description                                 Page No.

         23.1              Consent of KPMG Peat Marwick LLP                5

         99.1              Audited Financial Statements of
                           FGIC as of December, 1995 and
                           December, 1994                                  6

         99.2              Unaudited Financial Statements
                           of FGIC as of June 30, 1996.                    15